FOURTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT
                               AND LIMITED WAIVER


           FOURTH AMENDMENT, dated as of March 3, 2000 (the "AMENDMENT"), to the CREDIT AGREEMENT, dated as of November 30, 1998, among STANDARD MOTOR PRODUCTS, INC., a New York corporation (the "BORROWER"), the Lenders party thereto, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders and CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders.

                             W I T N E S S E T H:

           WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent are parties to that certain Credit Agreement, dated as of November 30, 1998, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 8, 1998, that certain Second Amendment to Revolving Credit Agreement, dated as of July 16, 1999 and that certain Third Amendment to Revolving Credit Agreement, dated as of October 18, 1999 (as the same may be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT");

           WHEREAS, terms defined in the Credit Agreement shall have their defined meanings when used herein unless otherwise defined herein; and

           WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent have agreed to amend the Credit Agreement subject to and upon the conditions set forth herein;

           NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.   AMENDMENTS TO CREDIT AGREEMENT.
             ------------------------------

1.1. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

                   "CLEAN-UP PERIOD" has the meaning assigned to such term in Section 2.10(b) hereof.

                   "JDEDWARDS ERP CAPITAL LEASE OBLIGATION" means the obligation of the Borrower under the capital lease agreement entered into in respect of the financing of the JDEdwards ERP project, which obligation shall not exceed $4,000,000 in the aggregate.

           (b) Section 1.01 of the Credit Agreement is hereby further amended by amending and restating, in its entirety, the following definitions:

                   "CONSOLIDATED TANGIBLE NET WORTH" means, at any date of determination, the sum of all amounts which would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP as at such date, PLUS proceeds of a high yield or convertible issue to the extent used to re-purchase stock of the Borrower through fiscal quarter ended March 31, 2000 in an amount not to exceed $18,000,000, PLUS the amount, up to $8,000,000 in the aggregate, used to re-purchase stock of the Borrower as permitted by Section 6.06(a)(v) hereof, MINUS all intangible assets of the Borrower and its Subsidiaries on a consolidated basis as at of such date, including, without limitation, unamortized debt discount and expense, unamortized deferred charges, goodwill, customer acquisition costs, patents, trademarks, service marks, trade names, copyrights and organization or developmental expenses.

                   "INVENTORY TURNOVER RATIO" means, at the end of any fiscal year, the ratio of
                          (i) the cost of goods sold as set forth on the income
                   statement of the Borrower and its Subsidiaries for the fiscal year ending on such date, to (ii) the value of all inventory (determined on a first in first out basis) of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP as at such date; provided that in the event the Borrower acquires another entity in accordance with the terms of this Credit Agreement, the cost of goods sold related to the inventory acquired by the Borrower in connection with such acquisition shall be calculated on an annualized basis.

     1.2. Section 2.10(b) is hereby amended in its entirety to read as follows:

                          "(b) During the period from September 1st through
                   December 31st of each calendar year, the Borrower shall (i) repay the aggregate principal amounts of all Revolving Loans so as to reduce, and maintain for a period of 30 consecutive days, the outstanding aggregate Loans at an amount equal to zero dollars ($0.00) (the "CLEAN-UP PERIOD") and (ii) for the 30 day period immediately prior to or immediately following the Clean-Up Period, repay the aggregate principal amount of all Revolving Loans so as to reduce the outstanding aggregate Loans during such 30 consecutive day period to an amount not greater than $10,000,000."

     1.3. Section 6.01(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

                          "(e) Indebtedness of the Borrower or any Subsidiary
                   incurred to finance (x) the acquisition, construction or improvement of any fixed or capital assets, including Capital Lease Obligations (other than the JDEdwards ERP Capital Lease Obligation) and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to or within 120 days after such acquisition or the completion of such construction or improvement and
                   (ii) the aggregate principal amount of Indebtedness permitted by this clause (e)(x) shall not exceed $3,000,000 at any time outstanding and (y) the JDEdwards ERP Capital Lease Obligation;"

     1.4. Section 6.04(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

                          "(g) acquisitions of the capital stock or assets of
                   other Persons in an amount not in excess of $25,000,000 in the aggregate during the period from and after October 18, 1999 through the Maturity Date, PROVIDED, that promptly following the execution of definitive purchase documentation regarding any such acquisition the purchase price of which is in excess of $10,000,000, the Borrower shall deliver to the Lenders a brief description and financial overview, in such detail as may be reasonably acceptable to the Lenders, of such acquisition transaction;"

     1.5. Section 6.05 of the Credit Agreement is hereby amended by replacing the dollar amount "$2,000,000" contained therein with "$65,000,000."

     1.6. Section 6.06(a) of the Credit Agreement is hereby amended by (x) deleting the word "and" after the comma in subsection (iii), (y) deleting the period at the end of subsection (iv) and substituting in lieu thereof ", and" and (z) adding the following new subsection (v) immediately after subsection
(iv):

                          "(v) payments in an amount not to exceed $8,000,000 in
                   the aggregate through December 31, 2000 in connection with the re-purchase of the Borrower's capital stock."

     1.7. Section 6.06(b)(iii) of the Credit Agreement is hereby amended in its entirety to read as follows:

                          "(iii) the pre-payment in full no later than April 15,
                   2000 of the then outstanding principal balance of the $30,000,000 Note Agreement described in item (iii) of the definition of "Note Agreement Indebtedness" which principal balance shall not exceed $14,000,000, together with accrued interest thereon, and a prepayment penalty; and"

     1.8. Section 6.13 of the Credit Agreement is hereby amended by replacing the chart contained therein with the following:

------------------------------------------------------ -----------------------
FISCAL QUARTER ENDING                                  LEVERAGE RATIO
------------------------------------------------------ -----------------------

December 31, 1999                                      3.50 to 1

March 31, 2000                                         3.75 to 1

June 30, 2000                                          3.75 to 1

September 30, 2000 through Maturity Date               3.50 to 1
------------------------------------------------------ ------------------------


     1.9. Section 6.16 of the Credit Agreement is hereby amended by replacing the chart contained therein with the following:

------------------------------------------------------ ------------------------
FISCAL QUARTER ENDING                                  INTEREST COVERAGE RATIO
------------------------------------------------------ ------------------------

December 31, 1999                                      3.0 to 1

March 31, 2000                                         3.0 to 1

June 30, 2000                                          3.0 to 1

September 30, 2000                                     3.5 to 1

December 31, 2000 through Maturity Date                3.75 to 1
------------------------------------------------------ ------------------------


     1.10. Section 6.18 of the Credit Agreement is hereby amended by replacing the chart contained therein with the following:

------------------------------------------------------- ------------------------
FISCAL YEAR ENDING                                      INVENTORY TURNOVER RATIO
------------------------------------------------------- ------------------------

December 31, 1999 through the Maturity Date             2.35 to 1
------------------------------------------------------- ------------------------


     SECTION 2. LIMITED WAIVERS.
                ---------------

     Subject to the terms and provisions of this Amemdment, the Administrative Agent and the Lenders hereby waive compliance with (i) the provisions of Section
6.15 of the Credit Agreement for the Borrower's fiscal quarter ended March 31, 2000, provided that Consolidated Tangible Net Worth for such fiscal quarter shall not be less than $146,000,000 and (ii) the provisions of Section 6.18 of the Credit Agreement for the Borrower's fiscal year ended December 31, 1999.

     SECTION 3. EFFECTIVENESS.
                --------------

     This Amendment shall not become effective until the date (the "EFFECTIVE DATE") on which (i) this Amendment shall have been executed by the Borrower, Lenders representing the Required Lenders and the Administrative Agent, the Guarantors shall have acknowledged and agreed to the terms hereof, and the Administrative Agent shall have received evidence satisfactory to it of such execution and acknowledgment and (ii) the Administrative Agent shall have received by wire transfer of immediately available funds all fees and other amounts due and payable on or prior to the Effective Date, including, without limitation, the Amendment Fee referred to in
Section 4.1 hereof and to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or any other Loan Document.

     SECTION 4. MISCELLANEOUS.
                -------------

     4.1. AMENDMENT FEE. The Borrower agrees to pay on the Effective Date to the Administrative Agent for the ratable benefit of the Lenders an amendment fee in the aggregate amount of $110,000 (the "AMENDMENT FEE"). -------------

     4.2. EXPENSES. The Borrower agrees that its obligations set forth in
Section 9.03 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

     4.3. REFERENCES. This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein, (ii) to prejudice any right or rights which the Administrative Agent, the Documentation Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein or (iii) to create on the part of the Administrative Agent or any Lender any obligation to renew or extend the waivers contained herein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

     4.4. RATIFICATION. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

     4.5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     4.6. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     4.7. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.








                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and the year first above written.

                                       STANDARD MOTOR PRODUCTS, INC.



                                       BY
                                           ------------------------------
                                           Name:
                                           Title:


                                       THE CHASE MANHATTAN BANK,
                                       Individually and as Administrative Agent



                                       BY
                                           ------------------------------
                                           Name:
                                           Title:


                                       CANADIAN IMPERIAL BANK OF COMMERCE,
                                       Individually and as Documentation Agent



                                       BY
                                          ---------------------------------
                                           Name:
                                           Title:


                                       BANKBOSTON, N.A.



                                       BY
                                          ----------------------------------
                                           Name:
                                           Title:

                                      BANK LEUMI USA


                                      By
                                          ---------------------------------
                                          Name:
                                          Title:


                                      HSBC USA


                                      By
                                          ---------------------------------
                                          Name:
                                          Title:


                                      COMERICA BANK


                                      By
                                          ---------------------------------
                                          Name:
                                          Title:


                                      FIRST UNION NATIONAL BANK


                                      By
                                          ---------------------------------
                                          Name:
                                          Title:


                                      BANCO POPULAR NORTH AMERICA


                                      By
                                          ---------------------------------
                                          Name:
                                          Title:

                          ACKNOWLEDGMENT OF GUARANTORS
                          ----------------------------

Each of the undersigned hereby acknowledges and agrees to the terms of, and to the execution, delivery and performance by each of the parties to, this Amendment, and irrevocably and unconditionally ratifies and confirms that the Subsidiary Guaranty to which it is a party shall remain in full force and effect in accordance with its terms.

                                      RENO STANDARD INCORPORATED


                                      By:
                                          ---------------------------------
                                           Name:
                                           Title:


                                      MARDEVCO CREDIT CORP.


                                      By:
                                          ---------------------------------
                                            Name:
                                            Title:


                                      STANRIC, INC.


                                      By:
                                          ---------------------------------
                                            Name:
                                            Title:


                                      INDUSTRIAL & AUTOMOTIVE
                                      ASSOCIATES, INC.


                                      By:
                                          ---------------------------------
                                            Name:
                                            Title:

                                      MARATHON AUTO PARTS AND
                                      PRODUCTS, INC.


                                      By:
                                          ---------------------------------
                                             Name:
                                             Title:


                                      MOTORTRONICS, INC.


                                      By:
                                           ---------------------------------
                                             Name:
                                             Title:


                                      EAGLEMOTIVE CORPORATION


                                      By:
                                          ---------------------------------
                                             Name:
                                             Title: